Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 10 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $3,000,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $2,982,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Countrywide Securities Corporation

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 11 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $42,000,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $41,748,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Salomon Brothers Inc

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 12 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry:|X|
Issue Price:            100%                Certificated:  |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $28,000,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $27,832,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  J.P. Morgan Securities Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 13 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $29,500,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $29,323,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Merrill Lynch & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 14 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $28,000,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $27,832,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  NationsBanc Montgomery Securities, Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 15 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $28,000,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $27,832,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Goldman, Sachs & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                           Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 16 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $41,500,000
Stated Maturity Date:   October 22, 2004    Net Proceeds:          $41,251,000
Interest Rate:          6.84%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Lehman Brothers Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 17 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $150,000,000
Stated Maturity Date:   September 21, 2001  Net Proceeds:          $149,475,000
Interest Rate:          6.58%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  J.P. Morgan Securities Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 18 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $50,000,000
Stated Maturity Date:   September 21, 2001  Net Proceeds:          $49,825,000
Interest Rate:          6.58%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Lehman Brothers Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                             paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 19 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $14,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $13,951,000
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Salomon Brothers Inc

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 20 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $14,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $13,951,000
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  J.P. Morgan Securities Inc

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 21 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $15,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $14,947,500
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Countrywide Securities Corporation

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 22 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $15,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $14,947,500
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  NationsBanc Montgomery Securities, Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 23 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $14,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $13,951,000
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Goldman, Sachs & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 24 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $14,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $13,951,000
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Lehman Brothers Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 25 DATED OCTOBER 17, 1997
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------

Trade Date:             October 17, 1997    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    October 22, 1997    Principal Amount:      $14,000,000
Stated Maturity Date:   October 23, 2000    Net Proceeds:          $13,951,000
Interest Rate:          6.43%               Specified Currency:     U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Merrill Lynch & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: April 15 and October 15, commencing April 15, 1998
Record Dates:           March 31 and September 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of August 31, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $371,313,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $5,344,560,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.